UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                                 August 18, 2003


                    CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
  ----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware               001-31553          36-4459170
        ---------------      -----------------    ---------------
(State or Other Jurisdiction    (Commission        (IRS Employer
     of Incorporation)         File Number)       Identification No.)



30 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000

                                       N/A
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 9.  Regulation FD Disclosure.

         On August 18, 2003, Chicago Mercantile Exchange Holdings Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number            Description
-----------       --------------

99.1              Press Release, dated August 18, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
                                 -----------------------------------------
                                 Registrant



Date: August 19, 2003            By: /s/ Kathleen M. Cronin
                                     -------------------------------------------
                                       Kathleen M. Cronin
                                       General Counsel & Corporate Secretary